Capital World Growth and Income Fund, Inc.
                             333 South Hope Street,
                         Los Angeles, California 90071
                            Telephone (213) 486-9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class        Total Income Dividends
                   (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $179,000
------------------ --------------------------------
------------------ --------------------------------
Class B            $4,823
------------------ --------------------------------
------------------ --------------------------------
Class C            $5,869
------------------ --------------------------------
------------------ --------------------------------
Class F            $6,389
------------------ --------------------------------
------------------ --------------------------------
Total              $196,081
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,268
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $138
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $243
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $60
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $21
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $46
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $549
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $955
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $471
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,576
------------------ --------------------------------
------------------ --------------------------------
Total              $201,408
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class          Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3200
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2144
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2082
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3127
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3094
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1859
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1885
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2640
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3001
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2030
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2077
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2628
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3141
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3587
-------------------- -------------------------------------------



Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class        Shares Outstanding
                   (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            645,702
------------------ ----------------------------------
------------------ ----------------------------------
Class B            29,969
------------------ ----------------------------------
------------------ ----------------------------------
Class C            40,929
------------------ ----------------------------------
------------------ ----------------------------------
Class F            27,166
------------------ ----------------------------------
------------------ ----------------------------------
Total              743,766
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        5,880
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,010
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,827
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        319
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        111
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          356
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          4,091
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          5,329
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          2,796
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          5,393
------------------ ----------------------------------
------------------ ----------------------------------
Total              770,878
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
Share Class             Net Asset Value
                        Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $30.23
----------------------- -------------------------
----------------------- -------------------------
Class B                 $30.09
----------------------- -------------------------
----------------------- -------------------------
Class C                 $30.02
----------------------- -------------------------
----------------------- -------------------------
Class F                 $30.19
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $30.19
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $30.10
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $30.10
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $30.16
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $30.19
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $30.10
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $30.04
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $30.13
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $30.21
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $30.25
----------------------- -------------------------